UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 28, 2019

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Allen Road, Suite 201

Basking Ridge, NJ 07920

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

Item 9.01 Financial Statements and Exhibits.

This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K filed by electroCore, Inc. (the “Company”) on May 30, 2019 (the “Original Report”). The sole purpose of the Amendment is to correct a typographical error in Exhibit 99.2 to the Original Report. No other revisions have been made to the Original Report or the exhibits filed therewith.

The Company is filing with this Amendment an updated consent of its independent registered public accounting firm (the “Independent Accountant”) to the incorporation by reference of the Independent Accountant’s report dated March 28, 2019 with respect to the Company’s consolidated financial statements, which appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.2	Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

May 30, 2019	/s/ Brian Posner
Brian Posner
Chief Financial Officer

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